Exhibit 99.1
Cincinnati Financial Corporation August 2009
NASDAQ: CINF · Today’s presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed. · The forward-looking information in this presentation has been publicly disclosed, most recently on July 30, 2009, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date. · Reconciliations of non-GAAP and non-statutory data are available at www.cinfin.com.

Cincinnati Financial at a Glance Profile · 22nd largest U.S. P/C writer · A.M. Best Rating: A+ · $3.1 billion annual premiums: - 74% commercial - 22% personal - 4% life · Competitive advantages: - Relationships leading to agents’ best accounts - Financial strength for stability and confidence - Local decision making and claims excellence · Rank # 1 or # 2 in more than 75% of agencies appointed more than five years 2Q09 Highlights · EPS of ($0.12), down $0.50 - 25 cents of decline from worse catastrophes and less favorable prior accident year reserve development - 9 cents of decline from lower investment income · Combined ratio 116.6% with WC & homeowner adding 15 points, non-HO catastrophe loss added 9 · Maintained shareholder dividend - Yield approximately 6% - Board continues to evaluate · Excellent financial flexibility - Over $1 billion cash & securities at parent company - Low debt leverage at 16.8%
Value Creation · Target rate of growth in book value plus the rate of dividend contribution to average 12 percent to 15 percent for the period 2010 to 2014 · Value creation ratio of 8.4 percent for second-quarter 2009 · Addressing immediate challenges while positioning the company for success through all market cycles · Three performance drivers: - Premium growth vs. peers - Combined ratio consistently below 100 percent - Investment contribution - · Investment income growth · Compound annual equity portfolio return exceeding 5 year return of S&P 500 index

2009 vs. Longer Term · Weak economy — lower base for insurable risks · Soft insurance market pricing · Growth initiatives have not reached their full contribution · Diversification of the investment portfolio · External factor assumptions as of February 2009: - Firming of commercial insurance pricing during 2009 - Economy and financial market growth by the end of 2010
Increasing Value for Shareholders Driven by Performance -5% 0% 5% 10% 15% 20% 2004 2005 2006 2007 2008 2010 2011 2012 2013 2014 Value Creation Ratio (VCR) Total Shareholder Return (TSR) Rolling Five-year Average as of December 31 1.0% (2.7%) (0.6%) (1.9%) (7.4%) Equity portfolio impact on VCR Target: VCR averaging 12% to 15% for the period 2010-2014 2.0% VCR for first half of 2009

Current Valuation Is Attractive Closing price as of July 31, 2009 to tangible book value as of June 30, 2009 Harleysville Chubb Travelers Hanover Median Cincinnati Financial State Auto Selective Hartford Peer Average
Preserve Capital · Maintain a diversified and stabilized investment portfolio - High-quality fixed-maturity portfolio that matches or exceeds total insurance reserves - 25% of portfolio invested in equities to grow book value · Largest holding is 9.0% of equity portfolio, largest sector 25.7% - Parent company liquidity · Over $1 billion in cash and marketable securities · Low reliance on debt, maintain debt to total capital <20% - Consists of two non-convertible, non-callable debentures due in 2028 and 2034 · Prudent use of reinsurance from highly rated reinsurers · Effective risk management to guide decisions · Risk-based capital measures improved in 2008 vs. 2007

Improve Profitability · Predictive modeling development during 2009 — New tool for workers’ compensation and enhanced version for homeowner business · Implementing technology to improve critical efficiencies and streamline processes for our agencies and company associates - Commercial lines policy administration system — New system was rating, quoting and issuing policies for 80 agencies as of July 2009, on track to deploy to agents in 11 states by year-end 2009 for commercial package and auto policies. - Personal lines policy administration system — Next generation platform with enhanced ease of use targeted for use in early 2010 · Launched long-term data management project for better underwriting and pricing decisions · Ongoing efforts: staff additional field positions for better risk selection, improve internal efficiencies to lower expenses
Drive Premium Growth · New agency appointments - 2009 target: 65 appointments of agencies writing an aggregate $1 billion annual property casualty premiums — appointed 56 in 1H09 · New states - Historically, gain approximately 10% market share in new agencies within 10 years after appointment - Texas: Targeting new agencies writing $750 million in premiums annually with all carriers they represent — first 13 agencies wrote nearly $3 million in total during 1H09, one wrote over $0.5 million · $29 million increase in new business first half of 2009 - $12 million of new business increase from surplus lines - 8 percent of 1H09 commercial lines new business was from agents appointed since January 2008 - Prefer accounts well-established within an agency as the agent has better knowledge of the risks and price adequacy

Drive Premium Growth (continued) · Surplus lines insurance - - Agencies write $2.5 billion annually of surplus lines business with other carriers · Personal lines - - New agencies: In 2008 we began writing personal lines or significantly expanded our product offerings in five states · Added Idaho and non-coastal South Carolina in early 2009 · Our agencies in these seven states write approximately $650 million in personal lines premiums annually with various carriers - Tiered rating to further improve rate & credit structures · 2008 P&C new business increased $43 million over 2007 - $29 million from agencies appointed since 2004 - $14 million from surplus lines operation started in 2008
Select Group of Agencies in 37 States 1,168 agency relationships with 1,444 locations Market Share: 1% and higher Less than 1% Entered in 2008 and 2009 Inactive states Headquarters (no branches)

Appendix Performance Measure Trends Investment Portfolio Analysis Quality of Loss/LAE Reserves Financial Strength Rating Comparison
Trend reflects higher catastrophe losses, lower pricing and investment income Income and Dividends to Shareholders

Cash Dividend Payout Ratio Strong capital and cash flow support current level Dividend Payout Ratio — Net Income Dividend Payout Ratio — Operating Income
Strong Cash Flow and Liquidity $0 $200 $400 $600 $800 $1,000 2005 2006 2007 2008 6 mos 08 6 mos 09 Consolidated operating cash flow, in millions

History of Industry-leading Profitability Statutory combined ratio 65% 75% 85% 95% 105% 2005 2006 2007 2008 6 mos 08 6 mos 09 Cincinnati — incl. cat. losses Cincinnati — excl. cat. losses Est. Industry (A.M. Best) — incl. cat. Losses Est. Industry (A.M. Best) — excl. cat. Losses 2009 Full-year Est. Industry (A.M. Best) — incl. cat. Losses 2009 Full-year Est. Industry (A.M. Best) — excl. cat Losses
Commercial Lines 72% of consolidated earned premiums 65% 75% 85% 95% 105% 2006 2007 2008 6 mos 08 6 mos 09 Before catastrophe losses and prior year reserve development · Six-months 2009: - Net written premiums down 5.9% - 106.6% GAAP combined ratio - 100.8% GAAP combined ratio before cat losses and prior year reserve development · Business lines: - Commercial casualty - Commercial property - Commercial auto - Workers’ compensation - Specialty packages - Surety and executive risk - Machinery and equipment

Personal Lines 22% of consolidated earned premiums · Six-months 2009: - Net written premiums down 1.9% - 126.9% GAAP combined ratio - 101.3% GAAP combined ratio before cat losses and prior years reserve development · Business lines: - Personal auto - Homeowner - Other personal, such as umbrella liability and dwelling fire 70% 80% 90% 100% 110% 120% 2006 2007 2008 6 mos 08 6 mos 09 Before catastrophe losses and prior years reserve development
Premium trend reflects economy & pricing pressure Requires disciplined underwriting in soft markets -5.0% -2.5% 0.0% 2.5% 5.0% 7.5% 2005 2006 2007 2008 6 mos 09 Cincinnati Estimated Industry (A.M. Best) 1Q09 Estimated Industry (A.M. Best)

Market for 75% of Agency’s Typical Risks 2008 net earned premiums 21 Machinery and Equipment 1% Specialty Packages 5% Commercial Casualty 25% Commercial Property 16% Workers’ Compensation 12% Commercial Auto 14% Surety and Executive Risk 4% Homeowner 9% Personal Auto 11% Other Personal 3% Life 4% Commercial Lines 74% Personal Lines 22% Consolidated $3.136 Billion Property Casualty $3.010 Billion
Potential in the Property Casualty Market All Active States $ 3,180 $ 339,312 0.9% North Carolina 158 12,248 1.3% Georgia 161 13,700 1.2% Pennsylvania 190 19,529 1.0% Indiana 216 8,504 2.5% Illinois 284 20,777 1.4% Ohio $ 614 $ 13,065 4.7% Cincinnati Market Penetration (2008) Total P/C Industry (2008) Cincinnati (2008) Direct Written Premiums (Dollars in millions) Excludes accident and health business. Industry data as reported April 2009.

Potential with Cincinnati Appointed Agencies New appointments drive opportunity Percent of Locations Open Less 15.4% 10.3% 9.7% than Three Years: Property Casualty Agency Billed Premiums: Cincinnati Agency Relationships: 1,133 1,092 1,066 14.5% $21,843 $3,166 2008 13.9% $23,553 $3,267 2007 15.1% $21,656 $3,264 2006 Cincinnati Share of Agency Total: Agency Total Cincinnati (Open Agencies Only) (Dollars in thousands)
Steadily Increase Share of Agency Business Market Share Per Reporting Agency Location By Year Appointed Based on 2008 Agency Written Premiums (Excluding excess and surplus lines)

Ample Capacity for Future New Business and Investment 0.00 0.20 0.40 0.60 0.80 1.00 2005 2006 2007 2008 6/30/2009 Net written premiums to statutory surplus
Investment Portfolio Invest for Income and Appreciation $9.6 billion at June 30, 2009 Tax-Exempt Fixed Maturities $2.985 Common Equities $2.408 Preferred Equities Short-Term $0.084 Investments $0.012 Taxable Fixed Maturities $4.142

Investment Income Expect favorable trend comparisons by end of 2H09 -100 0 100 200 300 400 500 600 700 2005 2006 2007 2008 6 mos 08 6 mos 09 in millions
Stable Capital Fixed-maturity portfolio — $7.1 billion at June 30, 2009 Rated AAA, AA and A $4.580 billion (64%) Rated BBB $2.002 billion (28%) Taxexempt $2.9 billion (41%) Taxable $4.2 billion (59%) Exceeds by 22% total insurance reserves liability of $5.8 billion Unrated $217 million (3.0%) Rated BB and below $340 million (4.8%)

Diversified Equity Portfolio* - Balances income stability and capital appreciation potential - Property Casualty common stock portfolio = 50% of surplus Publicly traded common stocks June 30, 2009 December 31, 2007 Sector CFC S&P 500 Weightings CFC S&P 500 Weightings Healthcare 25.7% 14.0% 10.2% 12.0% Consumer staples 17.6 12.0 10.7 10.2 Energy 12.2 12.4 11.5 12.9 Industrials 8.9 9.9 1.9 11.5 Utilities 8.8 4.1 4.8 3.6 Information technology 8.0 18.3 1.9 16.8 Consumer discretionary 7.6 9.0 2.8 8.5 Financial 5.3 13.6 56.2 17.6 Materials 3.0 3.2 0.0 3.3 Telecom Services 2.9 3.5 0.0 3.6
Property Casualty Statutory Reserves Objective: modestly redundant reserves $2,977 $3,111 $3,356 $3,498 $3,397 2004* 2005* 2006** 2007** 2008** In millions * External actuarial range ** Internal actuarial range Reserve range at 12-31-08 Low end $3,256 High end $3,592 Carried at 72th percentile Values shown are carried net loss and loss expense reserves Vertical bar represents reasonably likely range Development (Favorable) (196) (160) (116) (244) (323)

Stability and Integrity Insurer Financial Strength Ratings n/a n/a n/a A (3 of 16) Excess & Surplus A+ (5 of 21) A+ (5 of 21) S&P A1 n/a (5 of 21) Moody’s AA- (4 of 21) AA- (4 of 21) Fitch A (3 of 16) A+ (2 of 16) M. Best Property Life Casualty
Financial Strength Ratings Comparison Hanover A A- A3 AHartford A A+ A2 A Harleysville A- A- A3 AEMC A- — - BBB Zurich A A+ A1 AAWestfield A — - A Safeco A A- A2 ALiberty Mutual A A- A2 AGeneral Casualty A A+ — A+ Fireman’s Fund A — A2 AACNA A A- A3 A- West Bend A+ — - - Travelers A+ AA Aa2 AAState Auto A+ — A2 A Selective A+ A+ A2 A+ Frankenmuth A+ — - A Central Mutual A+ — - - Allied A+ A A1 A+ Acuity A+ — - A+ Chubb A++ AA Aa2 AA Auto Owners A++ — - AA Cincinnati A+ AA- A1 A+ AM Best Fitch Moody’s S&P Source: Rating agency Web sites as of July 10, 2009. Ratings are under continuous review and subject to change and/or affirmation. 32